SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         September 26, 2002

AVNET, INC.

(Exact name of Registrant as Specified in its Charter)

New York	1-4224	11-1890605

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code — (480) 643-2000

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
EX-10.A
EX-10.B
EX-10.C
EX-10.D
EX-10.E
EX-10.F
EX-10.G
EX-10.H
EX-10.I
EX-10.J
EX-10.K
EX-10.L
EX-10.M
EX-10.N
EX-21
EX-99.1
EX-99.2

Item 7.         Financial Statements and Exhibits.

(a)	Inapplicable.

(b)	Inapplicable.

(c)	Exhibits:

10A.	Employment Agreement dated July 1, 2002 between the Company and Steven C. Church.

10B.	Employment Agreement dated May 1, 2000 between the Company and Richard Hamada.

10C.	Employment Agreement dated July 1, 2002 between the Company and Edward B. Kamins.

10D.	Employment Agreement dated June 29, 2002 between the Company and Roy Vallee.

10E.	Change of Control Agreement dated November 1, 2000 between the Company and Richard Hamada.

10F.	Credit Agreement (364-Day) dated as of October 25, 2001 among the Company and certain other Borrowers as the Borrowers, Bank of America, N.A., as Administrative Agent and Documentation Agent, Credit Suisse First Boston, First Union National Bank, The Bank of Nova Scotia, and ABN AMRO Bank, N.V., as Joint Syndication Agents, the Other Lenders and Banc of America Securities LLC, and Credit Suisse First Boston as Joint Lead Arrangers and Joint Book Managers.

10G.	First Amendment, dated as of March 29, 2002, to the Credit Agreement (364-Day) among the Company and certain other Borrowers as the Borrowers, Bank of America, N.A., as Administrative Agent and Documentation Agent, Credit Suisse First Boston, First Union National Bank, The Bank of Nova Scotia, and ABN AMRO Bank, N.V., as Joint Syndication Agents, the Other Lenders and Banc of America Securities LLC, and Credit Suisse First Boston as Joint Lead Arrangers and Joint Book Managers.

10H.	Credit Agreement (Multi-Year) dated as of October 25, 2001 among Avnet, Inc. and Certain Other Borrowers as the Borrowers, Bank of America, N.A., as Administrative Agent, Documentation Agent, Letter of Credit Issuer and Swing Line Lender, Credit Suisse First Boston, First Union National Bank, The Bank of Nova Scotia, and ABN AMRO Bank N.V., as Joint Syndication Agents, the other Lenders party thereto and Banc of America Securities

LLC, and Credit Suisse First Boston as Joint Lead Arrangers and Joint Book Managers.

10I.	First Amendment, dated as of March 29, 2002, to the Credit Agreement (Multi-Year) among Avnet, Inc. and Certain Other Borrowers as the Borrowers, Bank of America, N.A., as Administrative Agent, Documentation Agent, Letter of Credit Issuer and Swing Line Lender, Credit Suisse First Boston, First Union National Bank, The Bank of Nova Scotia, and ABN AMRO Bank N.V., as Joint Syndication Agents, the other Lenders party thereto and Banc of America Securities LLC, and Credit Suisse First Boston as Joint Lead Arrangers and Joint Book Managers.

10J.	Receivables Sale Agreement, dated as of June 28, 2001 between Avnet, Inc. as Originator and Avnet Receivables Corporation as Buyer.

10K.	Amendment No.1, dated as of February 6, 2002, to Receivables Sale Agreement between Avnet, Inc. as Originator and Avnet Receivables Corporation as Buyer.

10L.	Amendment No.2, dated as of June 26, 2002, to Receivables Sale Agreement between Avnet, Inc. as Originator and Avnet Receivables Corporation as Buyer.

10M.	Amended and Restated Receivables Purchase Agreement dated as of February 6, 2002 among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and Bank One, NA (Main Office Chicago) as Agent.

10N.	Amendment No.1, dated as of June 26, 2002, to the Amended and Restated Receivables Purchase Agreement among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and Bank One, NA (Main Office Chicago) as Agent.

21.	List of subsidiaries of the Company.

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Related to Exchange Act Filings.

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Related to Exchange Act Filings.

Item 9.         Regulation FD Disclosure.

                     On September 26, 2002, each of the Principal Executive Officer, Roy Vallee, and Principal Financial Officer, Raymond Sadowski, of Avnet, Inc. submitted to the Securities and

Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. The Registrant hereby incorporates by reference into this Item 9, the information set forth in the statements and certifications attached hereto as Exhibits 99.1 and 99.2. Pursuant to the rules and regulations of the Securities and Exchange Commission, such statements and certifications and the information set forth therein is deemed to be furnished and shall not be deemed to be filed.

No other item of this report form is presently applicable to the Registrant.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVNET, INC. (Registrant)

Date: September 26, 2002	By:	/s/ Raymond Sadowski

Raymond Sadowski Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10A.	Employment Agreement dated July 1, 2002 between the Company and Steven C. Church.

10B.	Employment Agreement dated May 1, 2000 between the Company and Richard Hamada.

10C.	Employment Agreement dated July 1, 2002 between the Company and Edward B. Kamins.

10D.	Employment Agreement dated June 29, 2002 between the Company and Roy Vallee.

10E.	Change of Control Agreement dated November 1, 2000 between the Company and Richard Hamada.

10F.	Credit Agreement (364-Day) dated as of October 25, 2001 among the Company and certain other Borrowers as the Borrowers, Bank of America, N.A., as Administrative Agent and Documentation Agent, Credit Suisse First Boston, First Union National Bank, The Bank of Nova Scotia, and ABN AMRO Bank, N.V., as Joint Syndication Agents, the Other Lenders and Banc of America Securities LLC, and Credit Suisse First Boston as Joint Lead Arrangers and Joint Book Managers.

10G.	First Amendment, dated as of March 29, 2002, to the Credit Agreement (364-Day) among the Company and certain other Borrowers as the Borrowers, Bank of America, N.A., as Administrative Agent and Documentation Agent, Credit Suisse First Boston, First Union National Bank, The Bank of Nova Scotia, and ABN AMRO Bank, N.V., as Joint Syndication Agents, the Other Lenders and Banc of America Securities LLC, and Credit Suisse First Boston as Joint Lead Arrangers and Joint Book Managers.

10H.	Credit Agreement (Multi-Year) dated as of October 25, 2001 among Avnet, Inc. and Certain Other Borrowers as the Borrowers, Bank of America, N.A., as Administrative Agent, Documentation Agent, Letter of Credit Issuer and Swing Line Lender, Credit Suisse First Boston, First Union National Bank, The Bank of Nova Scotia, and ABN AMRO Bank N.V., as Joint Syndication Agents, the other Lenders party thereto and Banc of America Securities LLC, and Credit Suisse First Boston as Joint Lead Arrangers and Joint Book Managers.

10I.	First Amendment, dated as of March 29, 2002, to the Credit Agreement (Multi-Year) among Avnet, Inc. and Certain Other Borrowers as the Borrowers, Bank of America, N.A., as Administrative Agent, Documentation Agent, Letter of Credit Issuer and Swing Line Lender, Credit Suisse First Boston, First Union National Bank, The Bank of Nova Scotia, and ABN AMRO Bank N.V., as Joint Syndication Agents, the other Lenders party thereto and Banc of America

Exhibit
Number	Description

Securities LLC, and Credit Suisse First Boston as Joint Lead Arrangers and Joint Book Managers.

10J.	Receivables Sale Agreement, dated as of June 28, 2001 between Avnet, Inc. as Originator and Avnet Receivables Corporation as Buyer.

10K.	Amendment No.1, dated as of February 6, 2002, to Receivables Sale Agreement between Avnet, Inc. as Originator and Avnet Receivables Corporation as Buyer.

10L.	Amendment No.2, dated as of June 26, 2002, to Receivables Sale Agreement between Avnet, Inc. as Originator and Avnet Receivables Corporation as Buyer.

10M.	Amended and Restated Receivables Purchase Agreement dated as of February 6, 2002 among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and Bank One, NA (Main Office Chicago) as Agent.

10N.	Amendment No.1, dated as of June 26, 2002, to the Amended and Restated Receivables Purchase Agreement among Avnet Receivables Corporation, as Seller, Avnet, Inc., as Servicer, the Companies, as defined therein, the Financial Institutions, as defined therein, and Bank One, NA (Main Office Chicago) as Agent.

21.	List of subsidiaries of the Company.

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Related to Exchange Act Filings.

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Related to Exchange Act Filings.